================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             ----------------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                             ----------------------


       Date of Report (Date of earliest event reported): December 8, 2000


                        SPANISH BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                                      000-27823                               13-3827791
--------------------------                            ---------                               ----------
(State or other jurisdiction                         (Commission                            (IRS Employer
of incorporation)                                    File Number)                        Identification No.)

         2601 SOUTH BAYSHORE DRIVE, COCONUT GROVE, FLORIDA                                              33133
-----------------------------------------------------------------------------------------------------------------------
              (Address of principal executive offices)                                         (Zip Code)

Registrant's telephone number, including area code:               (305) 441-6901

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
================================================================================

Item 1.       Changes in Control of the Company.

              Not applicable.

Item 2.       Acquisition or Disposition of Assets.

              Not Applicable

Item 3.       Bankruptcy or Receivership.

              Not Applicable.

Item 4.       Changes in Company's Certifying Accountant.

              Not Applicable.

Item 5.       Other Events.

       The annual meeting of the shareholders (the "Meeting") of Spanish Broadcasting System, Inc., a Delaware corporation (the "Company"), will be held on February 9, 2001. Shareholder proposals to be presented at the Meeting must be received by the Company no later than December 29, 2000 to be included in the Company's Proxy Statement for the Meeting.

       Shareholders should address their proposals to Joseph A. Garcia, Chief Financial Officer, Executive Vice President and Secretary, Spanish Broadcasting System, Inc., 2601 South Bayshore Drive, Coconut Grove, Florida, 33133. In order to avoid controversy as to the date on which the Company received a proposal, shareholders should submit proposals by certified mail, return receipt requested.

       If the Company is not notified of a stockholder proposal by December 29, 2000, then the management proxies may have discretion to vote against such stockholder proposal, even though such proposal is not discussed in the proxy statement.
Item 6.       Resignation of Company's Directors.

              Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              Not Applicable

Item 8. Change in Fiscal Year.

              Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

              Not Applicable.

                                   SIGNATURES

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SPANISH BROADCASTING SYSTEM, INC.
                                       (Registrant)



December 8, 2000                        /s/ Joseph A. Garcia
                                       -----------------------------------------
                                       Joseph A. Garcia
                                       Chief Financial Officer, Executive Vice
                                       President and Secretary